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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - APRIL 17, 1998




                               TEXAS UTILITIES COMPANY


                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 TEXAS                    1-12833        75-2669310
      (STATE OR OTHER JURISDICTION     (COMMISSION     (I.R.S. EMPLOYER
            OF INCORPORATION)          FILE NUMBER)    IDENTIFICATION NO.)



             ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS    75201-3411
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600



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          ITEM 5. OTHER EVENTS

                    Information contained in the two news releases of Texas Utilities Company (the "Company") dated April 17, 1998, each relating to the announcement by the Secretary of State in the United Kingdom that the proposed cash offer ("Offer") by a subsidiary of the Company for all outstanding Ordinary Shares, including Ordinary Shares evidenced by American Depositary Shares, of The Energy Group PLC will not be referred to the Monopolies and Mergers Commission, is incorporated herein by reference.

                    Information contained in the two news releases of the Company dated April 22, 1998, each relating to the extension of the Offer, is incorporated herein by reference.

                    Information contained in the news release of the Company dated April 24, 1998, relating to its first quarter unaudited earnings, is incorporated herein by reference.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99(a)          Text of US press release of the Company
                              dated April 17, 1998.

               99(b)          Text of UK press release of the Company
                              dated April 17, 1998.

               99(c)          Text of US press release of the Company
                              dated April 22, 1998.

               99(d)          Text of UK press release of the Company
                              dated April 22, 1998.

               99(e)          Text of press release of the Company
                              dated April 24, 1998.




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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TEXAS UTILITIES COMPANY



                                             By:   /s/ Robert S. Shapard
                                                  -------------------------
                                                  Name:  Robert S. Shapard
                                                  Title: Treasurer and
                                                        Assistant Secretary

          Dated:  April 29, 1998




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                                 EXHIBIT INDEX


              Exhibit                Description
              -------                -----------

               99(a)          Text of US press release of the Company
                              dated April 17, 1998.

               99(b)          Text of UK press release of the Company
                              dated April 17, 1998.

               99(c)          Text of US press release of the Company
                              dated April 22, 1998.

               99(d)          Text of UK press release of the Company
                              dated April 22, 1998.

               99(e)          Text of press release of the Company
                              dated April 24, 1998.